EXHIBIT 10.23

AMENDMENT NO. 9 TO CREDIT AGREEMENT

This AMENDMENT NO. 9 TO CREDIT AGREEMENT (this “Amendment”) is dated as of November 16, 2007 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation, the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to a limited waiver and amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Amendment to First Paragraph. The first paragraph of the Credit Agreement is hereby amended to add the following new sentence thereto at the end of such paragraph:

“As used herein, the terms “Borrower” and “Borrowers” shall (i) exclude any Borrower that has been released as a borrower under this Agreement in accordance with Section 1.16 hereof effective on and after the date any such Borrower is released in accordance with such Section, and (ii) include any Subsidiary that has been added as a Borrower under this Agreement in accordance with Section 1.16 hereof on and after the date any such Borrower is added in accordance with such Section.”

2 Amendment to Article I. Article I of the Credit Agreement is hereby amended to add the following new Section 1.16 immediately following Section 1.15:

“1.16 Addition or Release of Borrowers and Other Credit Parties.

(a) Upon written notice by the Borrower Representative to the Agent made on the effective date of the transfer (the “ASCI Transfer Date”) of the Stock of Automotive Safety Components International, Inc. by ITG pursuant to the Permitted Reorganization Transactions, all of the ASCI Credit Parties shall be automatically and immediately released from all of their obligations as Credit Parties (including, without limitation, as a “Borrower”, “Guarantor” or otherwise) hereunder and under all of the other Loan Documents and all Liens held by the Agent for the benefit of the Secured Parties on any Collateral of any ASCI Credit Party shall be automatically and immediately released (except with respect to any Stock or Stock Equivalents in New Narricot received by ITG in connection with the Permitted Reorganization Transactions)

subject to the satisfaction of the following conditions: (i) the Borrower Representative shall have delivered to the Agent an updated Borrowing Base Certificate reflecting the removal of any Collateral of the ASCI Credit Parties that was included in the Borrowing Base and (ii) an amount of the Narricot Subordinated Loan to be agreed to by Agent shall have been repaid, which amount will not be greater than $10,000,000.

In connection with the foregoing, the Agent shall (A) provide to the Borrower Representative on the ASCI Transfer Date (so long as the Borrower Representative has provided the Agent at least five days advance notice of the proposed ASCI Transfer Date (or such shorter period of time as the Agent shall agree)) the Lien releases and terminations and other documents listed on Schedule A to the Ninth Amendment, (B) return to the Borrower Representative the Stock or Stock Equivalents or other physical collateral held by the Agent listed on Schedule B to the Ninth Amendment and (C) take such other action as is reasonably requested by the Borrower Representative to give effect to the releases contemplated pursuant to this Section. Each of the Lenders and the L/C Issuer hereby authorizes and directs the Agent to take any and all such action.

(b) On or prior to the ASCI Transfer Date, Borrowers and New Narricot will execute and deliver or cause to be delivered to Agent the documents and instruments listed on Schedule C to the Ninth Amendment, including a joinder agreement in form and substance reasonably acceptable to the Agent pursuant to which it will become a “Borrower” hereunder; provided, however, that no property of New Narricot shall be included in the Borrowing Base until such date as the Agent has received an Appraisal and the results of such other audits or examinations as are required hereunder prior to the inclusion of such property in the Borrowing Base.

3 Amendment to Section 4.15. Section 4.15 of the Credit Agreement is hereby amended and restated as follows:

“4.15 Corporate Separateness.

Notwithstanding anything to the contrary in this Agreement, if the Permitted BST Transaction occurs, on and after the date of such Acquisition, each Credit Party shall, and shall cause of each its Subsidiaries to:

(a) maintain books and records separate from any Person that is a member of the BST Group;

(b) maintain its bank accounts separate from any Person that is a member of the BST Group;

(c) not commingle any of its tangible assets with those of any Person that is a member of the BST Group unless such tangible assets are clearly and conspicuously marked or readily identifiable and to hold all of its assets in its own name; provided, however, that (i) it is acknowledged and agreed that the BST Group or any member thereof may change their legal name to include the words “ITG Automotive Safety” or words to a similar effect, and (ii) ITG or any of its Subsidiaries, on the one hand, and any member of the BST Group, on the other hand, may have shared corporate, administrative, sales or other similar non-manufacturing offices or locations;

(d) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any Person that is a member of the BST Group and shall not have its assets listed on the financial statement of any member of the BST Group; provided, however, that the assets of any Credit Party may be included in consolidated financial statements of any member of the BST Group if (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the relevant Credit Party from the BST Group and to indicate that the relevant Credit Party’s assets or credit of such Credit Party are not available to satisfy the debts and other obligation of the any member of the BST Group and (ii) such assets shall also be listed on such Credit Party’s own separate balance sheet or on the balance sheet of ITG or any Subsidiary of ITG other than any member of the BST Group, consistent with past practice;

(e) other than strictly in accordance with the terms of the Tax Sharing Agreement, file its tax returns separate from those of any Person that is a member of the BST Group and not to file a consolidated federal income tax return with any Person that is a member of the BST Group;

(f) pay its own liabilities and expenses only out of its own funds or out of the funds of ITG or any Subsidiary of ITG other than any member of the BST Group, consistent with past practice; provided, however, that ITG may purchase for or arrange to be made available to any member of the BST Group goods or services (including, without limitation, insurance, employee benefits, tax, legal, accounting and similar services) so long as such goods or services are generally being purchased or arranged for ITG, its Subsidiaries and the members of the BST Group as a whole and each such member of the BST Group reimburses ITG for the actual costs of such goods or services or the costs of such goods or services allocated by the provider thereof or on an arms-length basis;

(g) observe all corporate and other organizational formalities;

(h) enter into transactions with Persons that are members of the BST Group (including, without limitation, lease agreements) only on a commercially reasonable basis and on terms no less favorable to a Credit Party than those in an arms-length transaction; provided, however, that ITG or any of its Subsidiaries may sell flat fabric to any BST Group Member at an amount not less than cost;

(i) pay the salaries of its own employees from its own funds or out of the funds of ITG or any Subsidiary of ITG other than any member of the BST Group, consistent with past practice;

(j) maintain a sufficient number of employees in light of its contemplated business operations;

(k) not guarantee or become obligated for the debts of any member of the BST Group;

(l) not hold out its credit as being available to satisfy the obligations of any member of the BST Group;

(m) not acquire the obligations or securities of any member of the BST Group;

(n) not make loans to any member of the BST Group or to buy or hold evidence of indebtedness issued by any member of the BST Group; or

(o) not pledge its assets for the benefit of any member of the BST Group; and

;provided, however, that the foregoing shall not apply nor restrict (i) the Permitted Reorganization Transactions, (ii) a lease agreement between ITG, as lessor, and BST Safety Textiles LLC, as lessee, with respect to the real property located at 740 Old Cheraw Highway in Cordova, Richmond County, North Carolina, (iii) any transaction or service that may be performed by ITG or any of its Subsidiaries for any member of the BST Group or that may be performed by any member of the BST Group for ITG or any of its Subsidiaries pursuant to the terms of the Management Advisory Services and Consulting Agreement dated as of January 19, 2007, among BST U.S. Holdings, Inc., BST Safety Textiles Acquisition GmbH, BST Safety Textiles LLC and ITG, or (iv) any other matter that has been consented to by Required Lenders.”

4 Amendment to Section 5.2. Section 5.2 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i), adding it at the end of clause (j) and by adding the following subsection (k) thereto:

“(k) the transfer by ITG of all of the Stock or Stock Equivalents of Automotive Safety Components International, Inc. to BST in connection with the Permitted Reorganization Transactions so long as contemporaneously with such transfer New Narricot shall have delivered to Agent the documents listed on Schedule C to the Ninth Amendment.”

5 Amendment to Section 5.3. Section 5.3 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (d), adding it at the end of clause (e) and by adding the following subsection (f) thereto:

“(f) the merger of the following Subsidiaries with and into their parent company with the parent company as the surviving entity: (i) BWW CT, Inc., (ii) Burlington Industries IV, LLC, (iii) Burlington International Services Company, (iv) BI Properties I, Inc., (v) Burlington Apparel Services Company, (vi) BILLC Acquisition LLC, (vii) Cliffside Denim LLC, and (viii) WLR Cone Mills IP, Inc.”

6 Amendments to Section 5.4. Section 5.4 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (n), adding it at the end of clause (o) and by adding the following subsection (p) thereto:

“(p)(i) the Narricot Subordinated Loan, only if such loan is evidenced by a subordinated promissory note in form and substance satisfactory to the Agent, and (ii) the transfer by ITG of all of the Stock or Stock Equivalents of Automotive Safety Components International, Inc. to BST in connection with the Permitted Reorganization Transactions so long as contemporaneously with such transfer an amount of the Narricot Subordinated Loan to be agreed to by Agent shall have been repaid, which amount will not be greater than $10,000,000.”

7 Amendment to Section 5.6. Section 5.6 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (d), adding it at the end of clause (e) and by adding the following subsection (f) thereto:

“(f) the Permitted Reorganization Transactions.”

8 Amendment to Section 11.1. Section 11.1 of the Credit Agreement is hereby amended to add the following defined terms in the proper alphabetical order:

“‘ASCI Credit Party’ means each of Automotive Safety Components International, Inc., ASCI Holdings Mexico (DE), Inc., ASCI Holdings U.K. (DE), Inc., ASCI Holdings Asia Pacific (DE), Inc., ASCI Holdings Germany (DE), Inc., ASCI Holdings Czech (DE), Inc., Automotive Safety Components International Verwaltungs GmbH, Automotive Safety Components International GmbH and Co. KG and Automotive Safety Components International Limited.

‘New Narricot’ means a newly formed entity into which Narricot Industries LP will contribute certain assets in accordance with the Permitted Reorganization Transactions.

‘Narricot Subordinated Loan’ means a loan by ITG in the aggregate principal amount of not greater than $20,000,000 which is made to Narricot Industries LP from the proceeds of the WLR Realignment Loan (for sake of clarity, the initial principal amount of the Narricot Subordinated Loan shall not be greater than the initial principal amount of the WLR Realignment Loan).

‘Ninth Amendment’ means that certain Amendment No. 9 to Credit Agreement dated as of November 16, 2007 among Borrowers, the other Credit Parties party thereto, the Agent and the Lenders.

‘Permitted Reorganization Transactions’ means a series of transactions effected by ITG among itself and certain of its Subsidiaries and BST and its subsidiaries as described in the step plan dated November 1, 2007 entitled “ITG Legal Entity Realignment” prepared by Ernst & Young, attached to the Ninth Amendment as Schedule D as such step plan may be modified from time to time so long as in the case of any such modification that is materially adverse to the Lenders, the Required Lenders approved such modification.

‘WLR Realignment Loan’ means that certain WLR Subordinated Indebtedness evidenced by a Subordinated Promissory Note in the principal amount of $25,000,000, substantially in the form of Exhibit 11.1(f) to this Agreement.’”

9 Addition of New Exhibits. The Credit Agreement is hereby amended to add Exhibit 11.1(f) thereto in the form of Exhibit 11.1(f) attached hereto.

10 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a)	the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b)	upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

11 Conditions to Effectiveness. This Amendment shall be effective on the date when each of the following conditions have been met (the “Effective Date”):

(a)	this Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent and the Lenders;

(b)	receipt of evidence that amendments or waivers to the BST Facility and the Senior Subordinated Note Purchase Agreement dated as of June 6, 2007 among ITG and the noteholders party thereto, each in form reasonably satisfactory to the Agent, have become, or contemporaneously with the execution of this Amendment will be, effective; and

(c)	receipt by the Agent (for distribution to the applicable Revolving Lenders) of (i) a Replacement Lender fee equal to 15 basis points on that portion of each Replacement Lender’s Revolving Loan Commitment that was acquired by way of an Assignment from Wachovia Bank National Association to such Replacement Lender pursuant to Section 9.22 of the Credit Agreement on or before the Effective Date and (ii) after giving effect to any and all assignments referred to in clause (i) above, an amendment fee equal to 10 basis points on each Lender’s Revolving Loan Commitment.

12 Miscellaneous.

12.1	Effect; Ratification.

(a)	Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, each Credit Party (other than the ASCI Credit Parties) reaffirms its guaranty of the Obligations and the Liens securing those guaranties, notwithstanding the release of the guaranties and Liens granted by the ASCI Credit Parties.

(b)	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)	Each Credit Party acknowledges and agrees that the amendments and waivers set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

12.2 Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

12.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

12.4 Loan Document. This Amendment shall constitute a Loan Document.

12.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC. BURLINGTON INDUSTRIES LLC CONE JACQUARDS LLC CONE DENIM LLC CARLISLE FINISHING LLC

By:	/s/ Gary L. Smith
Name:	Gary L. Smith
Title:	Director of each of the entities listed above

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC. SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC. AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	Director of each of the entities listed above

Signature Page to Amendment No. 9 to Credit Agreement

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.

BURLINGTON APPAREL SERVICES
COMPANY

BURLINGTON INDUSTRIES V, LLC

BWW CT, INC.

CLIFFSIDE DENIM LLC

CONE ADMINISTRATIVE AND SALES LLC

CONE INTERNATIONAL HOLDINGS II, INC.

INTERNATIONAL TEXTILE GROUP
ACQUISITION GROUP LLC

BI PROPERTIES I, INC.

BURLINGTON INTERNATIONAL SERVICES
COMPANY

BURLINGTON INDUSTRIES IV, LLC

BURLINGTON WORLDWIDE INC.

BILLC ACQUISITION LLC

CONE DENIM WHITE OAK LLC

CONE INTERNATIONAL HOLDINGS, INC.

CONE ACQUISITION LLC

WLR CONE MILLS IP, INC.

By:	/s/ Gary L. Smith
Name:	Gary L. Smith
Title:	Director of each of the entities listed above

VALENTEC WELLS, LLC ASCI HOLDINGS GERMANY (DE), INC. ASCI HOLDINGS ASIA PACIFIC (DE), LLC ASCI HOLDINGS CZECH (DE), INC. ASCI HOLDINGS U.K. (DE), INC. ASCI HOLDINGS MEXICO (DE), INC.

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	Director of each of the entities listed above

Signature Page to Amendment No. 9 to Credit Agreement

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	President

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL VERWALTUNGS GMBH

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	President

Signature Page to Amendment No. 9 to Credit Agreement

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/
Title:	Its Duly Authorized Signatory

Signature Page to Amendment No. 9 to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

Signature Page to Amendment No. 9 to Credit Agreement

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:	/s/ M. Kim Carpenter
Name:	M. Kim Carpenter
Title:	Vice President

Signature Page to Amendment No. 9 to Credit Agreement

BANK OF AMERICA, NA, as a Lender

By:	/s/ John Yankauskas
Name:	John Yankauskas
Title:	Senior Vice President

Signature Page to Amendment No. 9 to Credit Agreement

WELLS FARGO FOOTHILL LLC, as a Lender

By:	/s/ Yelena Kravchuk
Name:	Yelena Kravchuk
Title:	Vice President

Signature Page to Amendment No. 9 to Credit Agreement